September 15, 2006

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account C
File No. 811-09062, CIK 0000947506
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the semi/annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, Calvert Variable Series, Inc., Credit Suisse Trust, Columbia Funds Variable Insurance Trust, DFA Investment Dimensions Group, Inc., Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc., Federated Insurance Series, Gartmore Variable Investment Trust, Premier VIT, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., Fidelity Variable Insurance Products Fund, Wanger Advisors Trust, and Wells Fargo Advantage Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 778207) filed August 29, 2006.

•	Calvert Variable Series, Inc. (CIK:708950) filed September 7, 2006.

•	Credit Suisse Trust (CIK: 941568) filed September 5, 2006.

•	Columbia Funds Variable Insurance Trust (CIK: 815425) filed September 7, 2006.

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 7, 2006.

•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 0000890064);

•	Dreyfus Variable Investment Fund (CIK: 813383) filed August 17, 2006.

•	Federated Insurance Series (CIK: 912577) filed August 28, 2006.

•	Gartmore Variable Investment Trust (CIK: 353905) filed September 7, 2006.

•	Premier VIT (CIK: 923185) filed August 24, 2006.

•	T. Rowe Price International Series, Inc. (CIK: 918292) filed August 24, 2006.

•	T. Rowe Price Equity Series, Inc. (CIK: 918294) filed August 24, 2006.

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; 927384) filed August 25, 28 and 29, 2006.

Securities and Exchange Commission

September 15, 2006

•	Wanger Advisors Trust (CIK: 929521) filed September 1, 2006.

•	Wells Fargo AdvantageVariable Trust (CIK: 1081402) filed August 31, 2006.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Assistant Vice President
Transamerica Financial Life Insurance Company